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                                                                   EXHIBIT 10.76

                                     FORM OF
                        INTEGRATED SECURITY SYSTEMS, INC.
                             SUBSCRIPTION AGREEMENT

Integrated Security Systems, Inc.
8200 Springwood Drive
Suite 230
Irving, Texas  75063

Gentlemen:

         This Subscription Agreement ("Agreement") has been executed by the undersigned in connection with the private placement of up to 150,000 shares (the "Shares") of Series D Convertible Preferred Stock, par value $0.01 per share (the "Preferred Stock"), of Integrated Security Systems, Inc. (the "Company"). The undersigned hereby makes the following representations, warranties and agreements:

         1. INFORMATION. The undersigned has received and carefully reviewed the Company's Confidential Offering Memorandum dated August 1999 (the "Offering Memorandum"). The Company represents and warrants to the undersigned that from the date of the Offering Memorandum to the date of acceptance of this Agreement by the Company, the Offering Memorandum, as such may be supplemented or amended, will not contain any untrue statement of a material fact or omit to state a material fact in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The representations and warranties herein contained shall survive the execution and delivery of this Agreement and the sale of the Shares hereunder.

         2. AGREEMENT TO SUBSCRIBE. The undersigned hereby subscribes for __________ Shares at a price of $20.00 per Share, payment for which in the amount of $______________________ is made herewith. Payment for such subscription is being made by check, bank draft or money order.

         The Company may accept or reject any subscription in whole or in part or otherwise alter the terms under which subscriptions may be accepted. The Company, its officers, directors, current shareholders and their affiliates may purchase Shares on the same basis as other subscribers.

         The undersigned understands that except as provided under state securities laws, this subscription is irrevocable and that the execution and delivery of this Agreement will not constitute an agreement between the undersigned and the Company until this Agreement has been accepted by the Company. No subscription shall be deemed accepted until the subscription has been accepted and, if necessary, any subsequent acts have been taken which shall be deemed an acceptance of this Agreement by the Company.

         3. ACCESS TO INFORMATION. The undersigned acknowledges that the undersigned is subscribing for the Shares after what the undersigned deems to be adequate investigation of the business and prospects of the Company by the undersigned. The undersigned has been furnished with the Offering Memorandum and any other materials relating to the business and operation of the Company that have been requested by him, her or it and has been given an opportunity to make any further inquiries desired of the management and any other personnel of the Company. The undersigned has received complete and satisfactory answers to any such inquiries.


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         4. CERTAIN REPRESENTATIONS. The undersigned represents and warrants that the information provided in the Accredited Investor Questionnaire submitted herewith to the Company by or on behalf of the undersigned is true and correct as of the date hereof. The representations, warranties, agreements, undertakings and acknowledgments made by the undersigned in this Agreement are made with the intent that they be relied upon by the Company in determining the undersigned's suitability as a purchaser of the Shares, and shall survive its purchase. In addition, the Investor undertakes to notify the Company immediately of any change in any representation, warranty or other information relating to the undersigned set forth herein.

                  (a) If the undersigned is a corporation, it is duly organized, validly existing and in good standing under the laws of the state and country of its incorporation; that the corporation has the corporate power to carry on its business and to make the investment contemplated herein and that this investment is for a proper corporate purpose; that this Agreement has been duly and validly authorized, executed and delivered and when accepted by the Company will constitute the valid, binding and enforceable agreement of the undersigned; that the corporation has not been organized solely for the purpose of acquiring the Shares; that the corporation has sufficient liquid assets to pay the full acquisition costs in connection with the Shares it proposes to acquire; and that the corporation has sufficient assets such that it can afford a total loss of its investment in the Shares.

                  (b) If the undersigned is a partnership or association, it has not been organized solely for the purpose of acquiring the Shares; that each individual partner of the partnership or member of the association can bear the economic risks of his, her or its pro rata share of this investment and can afford a total loss of his, her or its investment; and that each individual partner or member has sufficient liquid assets to pay his, her or its portion of the full acquisition costs in connection with the Shares the partnership or association has agreed to acquire, has adequate means of providing for his, her or its current needs and possible personal contingencies, and has no present need for liquidity of his, her or its investment.

                  (c) The undersigned has been advised that Offering of the Shares is not being registered under the Securities Act of 1933, as amended (the "Act"), on the basis of the exemption provided for in Rule 506 of Regulation D thereof and on the representations made by the undersigned herein. The undersigned understands that no federal or state agency has passed on or made any recommendation or endorsement of the Shares and that the Company is relying on the truth and accuracy of the representations, declarations and warranties herein made by the undersigned in offering the Shares for sale to the undersigned without having first registered the same under the Act.

                  (d) The undersigned is acquiring the Shares for investment for the undersigned's own account and not with a view to their resale or distribution and does not intend to divide his, her or its participation with others or to resell or otherwise dispose of all or any part of the Shares unless and until they are subsequently registered under the Act, or an exemption from such registration is available.

                  (e) The undersigned has the ability to evaluate the merits and risks of an investment in the Company based upon his, her or its knowledge and experience in financial and business matters.


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                  (f) The undersigned understands that, in the view of the
         Securities and Exchange Commission (the "Commission"), the statutory exemption referred to above would not be available if, notwithstanding the undersigned's representations, the undersigned has in mind merely acquiring the Shares for immediate resale or distribution upon a market developing therefor.

                  (g) The undersigned further understands that in the event Rule 144 under the Securities Act ("Rule 144") hereafter becomes applicable to the Shares, any routine sale of the Shares made thereunder can be made only in limited amounts in accordance with the terms and conditions of this Agreement and of Rule 144 and that in the event Rule 144 is not applicable, compliance with a disclosure exemption will be required before the undersigned can transfer part or all of the Shares.

                  (h) The undersigned accepts the condition that before any transfer of any of the Shares can be made by the undersigned, written approval must first be obtained from the Company's counsel. The basis of such approval shall be in compliance with the requirements of the federal and state statutes regulating securities. The undersigned understands that a legend to this effect will be placed on the Shares and that stop-transfer instructions will be issued by the Company to its transfer agent.

                  (i) The undersigned understands and agrees that if the undersigned's subscription is accepted, the undersigned may be required to execute other documents to effectuate or evidence his, her or its purchase of the Shares.

                  (j) No one acting on behalf of the Company has made any representation, warranty, or agreement to or with the undersigned with respect to purchase of the Shares, except as described herein and in the Offering Memorandum.

                  (k) The undersigned's investment in the Company has not been solicited by means of public solicitation or advertisement and all of the information and representations contained herein, particularly those representations relating to the undersigned's general ability to bear the risks of the investment being made hereby and the undersigned's suitability as an investor, are true and correct.

                  (l) The undersigned is aware that the Shares are a speculative investment involving a very high degree of risk and that there is no guarantee that the undersigned will realize any gain from the undersigned's investment. The undersigned is (i) able to bear the economic risk of this investment, (ii) able to hold the Shares indefinitely, and (iii) presently able to afford a complete loss of this investment. The undersigned has consulted the undersigned's own attorney, accountant or investment advisor with respect to the undersigned's investment in the Shares and its suitability for the undersigned.

                  (m) The undersigned has adequate other means of providing for the undersigned's current needs and personal contingencies and therefor has no need for liquidity in this investment. The undersigned's overall commitment to investments that are not readily marketable is not disproportionate to the undersigned's net worth and the undersigned's investment in the Shares will not cause such overall commitment to become excessive.


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                  (n) The undersigned represents that the funds provided for this investment are either separate property of the undersigned, community property over which the undersigned has the right of control or are otherwise funds as to which the undersigned has the right of management.

                  (o) The undersigned understands the meaning and legal consequences of the representations and warranties made herein, all of which are true and correct as of the date hereof and will be true and correct as of the date of the undersigned's acquisition of the Shares subscribed for herein. Each such representation and warranty shall survive such purchase.

                  (p) The undersigned is a bona fide resident of the state set forth on the signature page hereof, maintains his, her or its principal residence there and is at least 21 years of age.

                  (q) The undersigned has relied on his, her or its own legal counsel to the extent the undersigned has deemed necessary as to all legal matters and questions presented with reference to the offering and sale of the Shares subscribed for herein.

                  (r) The undersigned hereby agrees that this subscription is irrevocable and that the representations and warranties set forth in this Agreement shall survive the acceptance hereof by the Company.

                  (s) The undersigned hereby agrees and acknowledges that the agreements and representations herein set forth shall become effective and binding upon the undersigned and the undersigned's heirs, legal representatives, successors and assigns upon the Company's acceptance hereof.

                  (t) The undersigned is an accredited investor as defined in Rule 501 of Regulation D under the Act.

                  (u) (For Residents of All States). The undersigned understands and agrees to the following:

                           IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY
                  ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON
                  TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

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                  (v) (For New York Residents Only). The undersigned understands and agrees to the following:

                           THE COMPANY'S PRIVATE OFFERING MEMORANDUM HAS NOT
                  BEEN REVIEWED BY THE ATTORNEY GENERAL OF THE STATE OF NEW YORK PRIOR TO ITS ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                  (w) (For Texas Residents Only). The undersigned understands and agrees to the following:

                           THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE
                  TEXAS SECURITIES ACT AND, IF OFFERED IN TEXAS OR TO TEXAS RESIDENTS, ARE BEING SOLD IN RELIANCE UPON THE EXEMPTION CONTAINED IN SECTION 5 OF SUCH ACT. THEY CANNOT BE RESOLD UNLESS THEY ARE REGISTERED UNDER THE ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

         5. INDEMNIFICATION. The undersigned recognizes that the offer of the Shares was made in reliance upon the undersigned's representations, warranties and the acknowledgments and agreements set forth above. The undersigned agrees to provide, if requested, any additional information that may reasonably be required to determine the eligibility of the undersigned to purchase the Shares. The undersigned hereby agrees to indemnify the Company and its affiliates and controlling persons and to hold each of them harmless from and against any loss, damage or liability due to or arising out of a breach of any representation, warranty or agreement of the undersigned contained in this Agreement or in any other document provided by the undersigned to the Company in connection with the undersigned's investment in the Shares. The undersigned hereby agrees to indemnify the Company and its affiliates and controlling persons and to hold them harmless against all liabilities, costs or expenses (including reasonable attorneys' fees) arising as a result of the sale or distribution of the Shares by the undersigned in violation of the Securities Act or other applicable law or any misrepresentation or breach by the undersigned with respect to the matters set forth herein. In addition, the undersigned agrees to indemnify the Company and its affiliates and controlling persons and to hold them harmless from and against, any and all loss, damage, liability or expense, including costs and reasonable attorneys' fees, to which they may be put or which they may incur or sustain by reason of or in connection with any representation made by the undersigned with respect to the matters about which representations or warranties are required by the terms of this Agreement, or any breach of any such warranties or any failure to fulfill any covenants or agreements set forth herein or included in and as defined in the Offering Memorandum. Notwithstanding any provision of this Agreement, the undersigned does not waive any rights granted to it under applicable securities laws.

         6. GENERAL.

                  (a) All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the undersigned at the undersigned's address set forth below and to the Company at the address set forth above.


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                  (b) Notwithstanding the place where this Agreement may be
         executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the internal laws of the State of Texas, without giving effect to conflicts of law.

                  (c) This Agreement constitutes the entire Agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties. The undersigned agrees not to transfer or assign this Agreement, or any of his, her or its interest herein, without the express written consent of the Company.

                  (d) The undersigned agrees that counsel to the Company shall not be liable for taking any action pursuant to this Agreement in the absence of gross negligence, misfeasance, malfeasance or fraud.

                  (e) The undersigned has enclosed with this Agreement appropriate evidence of the authority of the individual executing this Agreement to act on its behalf (i.e., if a trust, a copy of the trust agreement; if a corporation, certified corporate resolution authorizing the signature and a copy of the articles of incorporation; or if a partnership, a copy of the partnership agreement).

                  Kindly deliver the certificates for the Shares registered as follows:


                -------------------------------------------------
                                     (Name)

                -------------------------------------------------
                                (Street and No.)

                -------------------------------------------------
                           (City, State and Zip Code)

                -------------------------------------------------
                (Social Security No. or Federal Employer ID No.)

                -------------------------------------------------
                                 (Date of Birth)


                                         Very truly yours,


                                         ---------------------------------------
                                         (Signature of Subscriber)

Dated:                    , 1999
      --------------------
ACCEPTED AND AGREED:
INTEGRATED SECURITY SYSTEMS, INC.

By:
    ---------------------------------
    Gerald K. Beckmann, President and CEO